Supplement to the
Fidelity® Nasdaq Composite Index® Tracking Stock
January 28, 2017
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to change Fidelity® NASDAQ Composite Index Tracking Stock from diversified to non-diversified. A meeting of the shareholders of the fund will be held during the fourth quarter of 2017, to vote on the proposal. If approved, the changes will take effect on January 1, 2018 or the first day of the month following the shareholder meeting.

Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-FIDELITY. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

Effective on or about June 23, 2017, the following information replaces similar information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.

Unlike shares of traditional mutual funds, shares of the fund are not individually redeemable and can be purchased or redeemed directly from the fund at NAV only in large increments called "Creation Units" (10,000 shares per Creation Unit) through certain participants, known as Authorized Participants, in the Depository Trust Company (DTC) or the Continuous Net Settlement System (CNSS) of the National Securities Clearing Corporation. The fund's Creation Units can be purchased and redeemed principally on an in-kind (rather than on a cash) basis for securities included in the Nasdaq Composite Index®.

Effective on or about June 23, 2017, the following information replaces similar information found in the "Fund Services" section under the "Other Service Providers" heading.

State Street Bank and Trust Company, serves as the fund's transfer agent and custodian, and is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts.

ETF-17-03 1.790427.127	July 28, 2017